AMENDMENT NO. 2 TO AMENDED AND RESTATED SENIOR
SECURED REVOLVING CREDIT AGREEMENT
This AMENDMENT NO. 2 (this “Amendment”), dated as of July 25, 2019, is made with respect to the Amended and Restated Senior Secured Revolving Credit Agreement, dated as of August 12, 2016 (as modified by the Limited Waiver to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of September 27, 2018, and as amended by that certain Amendment No. 1 to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of February 8, 2019, and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among SIERRA INCOME CORPORATION, a Maryland corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time party to the Credit Agreement as lenders (the “Lenders”), ING CAPITAL LLC, as administrative agent for the Lenders under the Credit Agreement (in such capacity, together with its successors in such capacity, the “Administrative Agent”), and solely for purposes of Section 2.10, SIC AAR LLC, a Delaware limited liability company (“SIC AAR”), SIC INVESTMENT HOLDINGS LLC, a Delaware limited liability company (“SIC Holdings”), and SIERRA MANAGEMENT INC., a Delaware corporation (together with SIC AAR and SIC Holdings, the “Subsidiary Guarantors”, and together with the Borrower, the “Obligors”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (as amended hereby).
W I T N E S S E T H:
WHEREAS, pursuant to the Credit Agreement, the Lenders have made certain loans and other extensions of credit to the Borrower;
WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement and the Lenders signatory hereto and the Administrative Agent have agreed to do so on the terms and subject to the conditions contained in this Amendment;
WHEREAS, the Borrower wishes to prepay in full the pro rata portion of the Loans and other obligations owing to certain Lenders under the Credit Agreement identified in writing by the Administrative Agent to the Borrower on or prior to the Amendment No. 2 Effective Date (as defined below) (each, an “Exiting Lender”), with a corresponding termination of each such Exiting Lender’s entire Commitment as of the Amendment No. 2 Effective Date; and
WHEREAS, the Borrower wishes to increase the commitments of certain Lenders under the Credit Agreement identified in writing by the Administrative Agent to the Borrower on or prior to the Amendment No. 2 Effective Date (each, an Increasing Lender”);
NOW THEREFORE, in consideration of the promises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION I AMENDMENTS TO CREDIT AGREEMENT

Effective as of the Amendment No. 2 Effective Date, and subject to the terms and conditions set forth below, the Credit Agreement is hereby amended as follows:
(a)Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in alphabetical order therein:
““Amendment No. 2 Effective Date” means July 25, 2019.

“One-Time Merger Transaction Expenses” means, to the extent not capitalized, (i) fees paid to the Special Committee of the Board of Directors of the Borrower in connection with the Mergers, (ii) retainer expenses paid to the Board of Directors of the Borrower in connection with the Mergers and (iii) other costs, fees and expenses (including legal and advisory fees) paid in connection with the Mergers, in each case on or prior to the date that is 60 days following the consummation of the Mergers and in an aggregate amount for all One-Time Merger Transaction Expenses not to exceed $2,000,000 in any four fiscal quarter period.”

[Amendment No. 2 to Amended and Restated Revolving Credit Agreement]

(b)Section 1.01 of the Credit Agreement is hereby amended by deleting the phrase “and (e) other non-cash charges and gains to the extent included to calculate income” from the definition of “Consolidated EBIT” therein and replacing it with the following:
“(e) One-Time Merger Transaction Expenses and (f) other non-cash charges and gains to the extent included to calculate income”
(c)The definition of “Dollar Commitments” in Section 1.01 of the Credit Agreement is hereby amended by replacing the phrase “Restatement Effective Date” with the phrase “Amendment No. 2 Effective Date” each time it appears in such definition.
(d)The definition of “Dollar Lender” in Section 1.01 of the Credit Agreement is hereby amended by adding the words “or as otherwise permitted hereunder” to the end of the parenthetical therein.
(e)The definition of “Lender” in Section 1.01 of the Credit Agreement is hereby amended by adding the words “or as otherwise permitted hereunder” to the end of the parenthetical therein.
(f)The definition of “Multicurrency Commitments” in Section 1.01 of the Credit Agreement is hereby amended by (i) replacing the phrase “Restatement Effective Date” with the phrase “Amendment No. 2 Effective Date” each time it appears in such definition, and (ii) replacing the number $70,000,000 with the number $110,000,000.
(g)The definition of “Multicurrency Lender” in Section 1.01 of the Credit Agreement is hereby amended by adding the words “or as otherwise permitted hereunder” to the end of the parenthetical therein.
(h)Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Revolver Termination Date” and replacing it with the following:
““Revolver Termination Date” means March 31, 2020, unless extended with the consent of each Lender in its sole and absolute discretion.”
(i)Section 6.03(a) is hereby amended by deleting clause (ii) thereof in its entirety and replacing it with the following:
“subject to Section 6.16, Medley Management Inc. may be merged or consolidated with or into Sierra Management pursuant to the Manager Merger”.
(j)Section 6.03(h) of the Credit Agreement is hereby amended inserting the words “subject to Section 6.16,” at the beginning of such Section.
(k)Section 6.04(i) of the Credit Agreement is hereby amended by inserting the words “subject to Section 6.16,” at the beginning of such Section.
(l)Section 6.07(c) of the Credit Agreement is hereby amended by deleting the number “2.50” therefrom and replacing it with the number “2.00”.
(m)Article VI of the Credit Agreement is hereby amended by adding the following new Section 6.16 thereto:
“Prohibition on Consummation of Mergers. Notwithstanding anything to the contrary contained herein, including anything in Sections 6.03(a), 6.03(h) and 6.04(i), the Borrower will not, nor will it permit any of its Subsidiaries to, consummate the Borrower Merger or the Manager Merger, or any similar transaction, without the prior written consent of Lenders holding not less than two thirds of the Revolving Credit Exposures and unused Commitments.”
(n)Schedule 1.01(b) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with Schedule 1.01(b) attached hereto.

SECTION II MISCELLANEOUS
2.1. Conditions to Effectiveness of Amendment. This Amendment shall become effective as of the date (the “Amendment No. 2 Effective Date”) on which the Borrower and each Subsidiary Guarantor party hereto have satisfied each of the following conditions precedent (unless a condition shall have been waived in accordance with Section 9.02 of the Credit Agreement):

[Amendment No. 2 to Amended and Restated Revolving Credit Agreement]

(a)Executed Counterparts. The Administrative Agent shall have received from each party hereto either (1) a counterpart of this Amendment signed on behalf of such party or (2) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission or electronic mail of a signed signature page to this Amendment) that such party has signed a counterpart of this Amendment.
(b)Fees and Expenses. The Borrower shall have paid in full to the Administrative Agent and the Lenders all fees and expenses owing related to this Amendment and the Credit Agreement owing, incurred and invoiced on or prior to the Amendment No. 2 Effective Date due to any Lender on the Amendment No. 2 Effective Date.
(c)Corporate Documents. The Administrative Agent shall have received (w) copies of the organizational documents of each Obligor certified as of a recent date by the appropriate governmental official, (x) signature and incumbency certificates of the officers of such Person executing this Amendment, (y) resolutions of the board of directors or similar governing body of each Obligor approving and authorizing the execution and delivery of this Amendment and the performance of the Credit Agreement as amended hereby, in each case, to which it is a party, certified as of the Amendment No. 2 Effective Date by its secretary or an assistant secretary or Financial Officer as being in full force and effect without modification or amendment and (z) a good standing certificate from the applicable Governmental Authority of each Obligor’s jurisdiction of incorporation, organization or formation, each dated as of a recent date prior to the Amendment No. 2 Effective Date.
(d)Officer’s Certificate. The Administrative Agent shall have received a certificate, dated the Amendment No. 2 Effective Date and signed by a Financial Officer of the Borrower, confirming compliance with the conditions set forth in Sections 4.02(a), (b), (c) and (d) of the Credit Agreement as of the Amendment No. 2 Effective Date.
(e)Opinion of Counsel. The Administrative Agent shall have received a written opinion of Dechert LLP, counsel for the Obligors, in form and substance reasonably acceptable to the Administrative Agent and covering such matters as the Administrative Agent may reasonably request (and the Borrower hereby instructs such counsel to deliver such opinion to the Lenders and the Administrative Agent).
(f)Other Documents. The Administrative Agent shall have received such other documents, instruments, certificates, opinions and information as the Administrative Agent may reasonably request in form and substance reasonably satisfactory to the Administrative Agent.
The contemporaneous exchange and release of executed signature pages by each of the Persons contemplated to be a party hereto shall render this Amendment effective and any such exchange and release of such executed signature pages by all such persons shall constitute satisfaction or waiver (as applicable) of any condition precedent to such effectiveness set forth above.
2.2.Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and each of the Lenders that, as of the Amendment No. 2 Effective Date and immediately after giving effect to this Amendment:
(a) This Amendment has been duly authorized, executed and delivered by the Borrower and the Subsidiary Guarantors, and constitutes a legal, valid and binding obligation of the Borrower and the Subsidiary Guarantors enforceable in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Credit Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its respective terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
(b)The representations and warranties set forth in Article III of the Credit Agreement as amended by this Amendment and the representations and warranties in each other Loan Document are true and correct in all material respects (other than any representation or warranty already qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) on and as of the Amendment No. 2 Effective Date or as to any such representations and warranties that refer to a specific date, as of such specific date.
(c)No Default or Event of Default has occurred or is continuing under the Credit Agreement.
2.3.Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment

[Amendment No. 2 to Amended and Restated Revolving Credit Agreement]

constitutes the entire contract between and among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of this Amendment by telecopy or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.
2.4.Payment of Expenses. The Borrower agrees to pay and reimburse, pursuant to Section 9.03 of the Credit Agreement, the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment.
2.5.GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
2.6.WAIVER OF JURY TRIAL EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
2.8.Incorporation of Certain Provisions. The provisions of Sections 9.01, 9.07, 9.09 and 9.12 of the Credit Agreement are hereby incorporated by reference mutatis mutandis as if fully set forth herein.
2.9.Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent, the Borrower or the Subsidiary Guarantors under the Credit Agreement or any other Loan Document, and, except as expressly set forth herein, shall not alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Person to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances, or to constitute a novation of the obligations and liabilities existing under the Credit Agreement or any other Loan Document. This Amendment shall apply and be effective only with respect to the provisions amended herein of the Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended by this Amendment and each reference in any other Loan Document shall mean the Credit Agreement as amended hereby. This Amendment shall constitute a Loan Document.
2.10.Consent and Affirmation.
a.Without limiting the generality of the foregoing, by its execution hereof, each of the Borrower and the Subsidiary Guarantors hereby as of the Amendment No. 2 Effective Date (i) consents to this Amendment and the transactions contemplated hereby (including the prepayment as to each Exiting Lender as described in Section 2.11 and the increased Commitments described in Section 2.11), (ii) agrees that the Guarantee and Security Agreement and each of the other Security Documents is in full force and effect, (iii) confirms its guarantee (solely in the case of the Subsidiary Guarantors) and affirms its obligations under the Guarantee and Security Agreement and confirms its grant of a security interest in its assets as Collateral for the Secured Obligations (as defined in the Guarantee and Security Agreement), and (iv) acknowledges and affirms that such guarantee and/or grant, as applicable, is in full force and effect in respect of, and to secure, the Secured Obligations (as defined in the Guarantee and Security Agreement).
b.Without limiting the generality of the foregoing, each Lender (including each Exiting Lender) hereby (i) consents to the non-pro rata commitment reductions and prepayments provided for herein (including the prepayment as to each Exiting Lender as described in Section 2.11) notwithstanding Section 2.15 of the Credit Agreement and (ii) agrees to waive repayments of the amounts, if any, payable under Section 2.13 of the Credit Agreement as a result of, and solely in connection with, any such prepayment (including the prepayment as to each Exiting Lender as described in Section 2.11).
2.11.Prepayment of Exiting Lenders; Increasing Lenders. On the Amendment No. 2 Effective Date,

[Amendment No. 2 to Amended and Restated Revolving Credit Agreement]

a.(i) the Commitment of each Exiting Lender shall be terminated in its entirety and (ii) the Commitment of each Increasing Lender shall be increased such that the Commitment of such Increasing Lender shall be the amount set forth opposite such Increasing Lender’s name on Schedule 1.01(b) of the Credit Agreement (as amended hereby), and such increased Commitments shall constitute additional “Commitments” for all purposes under the Credit Agreement and the other Loan Documents;
b.the Borrower shall (A) prepay the Loans in full (including (i) all accrued but unpaid commitment fees relating to such Loans as of such date and (ii) all accrued but unpaid interest relating to the Loans as of such date (in each case, calculated at the rate set forth in the Credit Agreement) and (B) simultaneously borrow new Loans from the Lenders (other than Exiting Lenders) hereunder in an amount equal to such prepayment; provided that with respect to subclauses (A) and (B), (x) the prepayment to, and borrowing from, any Lender shall be effected by book entry to the extent that any portion of the amount prepaid by such Lender will be subsequently borrowed by such Lender and (y) the Lenders shall make and receive payments among themselves, in a manner acceptable to the Administrative Agent, so that, immediately after giving effect thereto, the Loans are held ratably by the Lenders in accordance with the respective Commitments of such Lenders (immediately after giving effect to the commitment terminations and commitment increases referenced in clause (a) above);
c.concurrently with commitment adjustments referenced in clauses (a) and (b) above, the Lenders (other than the Exiting Lenders) shall be deemed to have adjusted their participation interests in any outstanding Letters of Credit so that such interests are held ratably by the Lenders (other than the Exiting Lenders) in accordance with the respective Commitments of such Lenders (other than the Exiting Lenders) (immediately after giving effect to the commitment terminations and commitment increases referenced in clause (a) above); and
d.upon receipt of the prepayment referenced in clause (b) above, each Exiting Lender shall cease to be a “Lender” under the Credit Agreement, but shall continue to be entitled to the benefits of Sections 2.12, 2.13, 2.14 and 9.03 of the Credit Agreement with respect to facts and circumstances occurring prior to the Amendment No. 2 Effective Date.

[Amendment No. 2 to Amended and Restated Revolving Credit Agreement]

[Signature pages follow]

[Amendment No. 2 to Amended and Restated Revolving Credit Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.
SIERRA INCOME CORPORATION, as Borrower

By: /s/ Richard T. Allorto Jr.
Name: Richard T. Allorto Jr.
Title: Chief Financial Officer

[Amendment No. 2 to Amended and Restated Revolving Credit Agreement]

SIC AAR LLC, as Subsidiary Guarantor

By: Sierra Income Corporation, its managing member

By: /s/ Richard T. Allorto Jr.
Name: Richard T. Allorto Jr.
Title: Chief Financial Officer

[Amendment No. 2 to Amended and Restated Revolving Credit Agreement]

SIC INVESTMENT HOLDINGS LLC, as Subsidiary Guarantor

By: Sierra Income Corporation, its managing member

By: /s/ Richard T. Allorto Jr.
Name: Richard T. Allorto Jr.
Title: Chief Financial Officer

[Amendment No. 2 to Amended and Restated Revolving Credit Agreement]

SIERRA MANAGEMENT INC., as Subsidiary Guarantor

By: /s/ Richard T. Allorto Jr.
Name: Richard T. Allorto Jr.
Title: Treasurer and Chief Financial Officer

[Amendment No. 2 to Amended and Restated Revolving Credit Agreement]

ING CAPITAL LLC, as Administrative Agent and a Lender

By: /s/ Patrick Frisch
Name: Patrick Frisch
Title: Managing Director

By: /s/ Dominik Breuer
Name: Dominik Breuer
Title: Vice President

[Amendment No. 2 to Amended and Restated Revolving Credit Agreement]

CITY NATIONAL BANK, as an Increasing Lender
By: /s/ Brandon Feitelson
Name: Brandon Feitelson
Title: Senior Vice President

[Amendment No. 2 to Amended and Restated Revolving Credit Agreement]

CALIFORNIA BANK & TRUST, as an Exiting Lender
By: /s/ Joe Lim
Name: Joe Lim
Title: Executive Vice President

[Amendment No. 2 to Amended and Restated Revolving Credit Agreement]

CUSTOMERS BANK, as an Increasing Lender
By: /s/ Lyle P. Cunningham
Name: Lyle P. Cunningham
Title: Executive Vice President

[Amendment No. 2 to Amended and Restated Revolving Credit Agreement]

KEYBANK N.A., as a Lender
By: /s/ Richard Andersen
Name: Richard Andersen
Title: Designated Signer

[Amendment No. 2 to Amended and Restated Revolving Credit Agreement]

SIGNATURE BANK, as an Exiting Lender
By: /s/ Richard Ohl
Name: Richard Ohl
Title: Senior Vice President, Sr. Lender

[Amendment No. 2 to Amended and Restated Revolving Credit Agreement]

TIAA, FSB, as a Lender
By: /s/ Joshua Kinsey
Name: Joshua Kinsey
Title: Vice President

[Amendment No. 2 to Amended and Restated Revolving Credit Agreement]

Schedule 1.01(b)

Commitments

Lender	Dollar Commitment Amount	Multicurrency Commitment Amount	Total Commitment Amount
ING Capital LLC	$—	$75,000,000	$75,000,000
KeyBank, N.A.	$60,000,000	$—	$60,000,000
City National Bank	$—	$35,000,000	$35,000,000
TIAA, FSB	$20,000,000	$—	$20,000,000
Customers Bank	$25,000,000	$—	$25,000,000
Total	$105,000,000	$110,000,000	$215,000,000

[Amendment No. 2 to Amended and Restated Revolving Credit Agreement]